SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                (Amendment No. 1)


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 15, 2004

                                  KNOBIAS, INC.
             (Exact name of registrant as specified in its Charter)

    Delaware                          000-33315                 13-3968990
(State of Incorporation)      (Commission File Number)   (IRS Employer I.D. No.)

                               875 Northpark Drive
                              Building 2, Suite 500
                               Ridgeland, MS 39157
                    (Address of principal executive offices)

                                 (601) 978-3399
                         (Registrant's telephone number)

                        CONSOLIDATED TRAVEL SYSTEMS, INC.
                          56 West 400 South, Suite 220
                           Salt Lake City, Utah 84101
          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                TABLE OF CONTENTS



Introduction..........................................................................................3

Section 1-Registrant's Business and Operations........................................................3
         Item 1.01.        Entry Into a Material Definitive Agreement. ...............................3

Section 2-Financial Information.......................................................................3
         Item 2.01.        Completion of Acquisition or Disposition of Assets.........................3
         Item 2.03.        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant...........................3
Section 3-Securities and Trading Markets..............................................................3
         Item 3.02.        Unregistered Sales of Equity Securities.  .................................3
         Item 3.03.        Material Modification to Rights of Security Holders........................3

Section 4-Matters Related to Accountants and Financial Statements.....................................3
         Item 4.01.        Change in Registrant's Certifying Accountant...............................3

Section 5-Corporate Governance and Management.........................................................4
         Item 5.01.        Changes in Control of Registrant.  ........................................4
         Item 5.02.        Departure of Directors or Principal Officers; Election of Directors;
                           Appointment of Principal Officers..........................................4

Section 9-Financial Statements and Exhibits...........................................................4
         Item 9.01.        Financial Statements and Exhibits..........................................4


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INTRODUCTION


         The information set forth under the caption "Introduction" of the Form 8-K filed by Knobias, Inc. (formerly Consolidated Travel Systems, Inc.), on November 19, 2004 ("Form 8-K"), is incorporated herein by reference.

SECTION 1-REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         The information set forth under Item 1.01 of the Form 8-K is incorporated herein by reference.

SECTION 2-FINANCIAL INFORMATION

ITEM 2.01.        COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

The information set forth under Item 2.01 of the Form 8-K is incorporated herein by reference.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         The information set forth under Item 2.03 of the Form 8-K is incorporated herein by reference.

SECTION 3-SECURITIES AND TRADING MARKETS

ITEM 3.02.        UNREGISTERED SALES OF EQUITY SECURITIES.

         The information set forth under Item 3.02 of the Form 8-K is incorporated herein by reference.

ITEM 3.03.        MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

         The information set forth under Item 3.03 of the Form 8-K is incorporated herein by reference.

SECTION 4-MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01.        CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Upon consummation of the Merger on November 15, 2004, the Company dismissed HJ & Associates, LLC ("HJ"), as its independent registered public accounting firm and engaged Horne LLP ("Horne") as its independent registered public accounting firm. Horne has provided accounting services to Knobias since 1998.

         During the two fiscal years ended December 31, 2003 and 2002 and through November 15,



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2004, (i) there were no disagreements between the Company and HJ on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of HJ would have caused HJ to make reference to the matter in its reports on the Company's financial statements, and (ii) HJ's reports on the Company's financial statements did not contain an adverse opinion nor were they modified as to uncertainty, audit scope or accounting principles. During the two fiscal years ended December 31, 2003 and 2002 and through November 15, 2004, there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-B.

         During the two fiscal years ended December 31, 2003 and 2002 and through November 15, 2004, the Company has not consulted with HJ regarding either:

         1. The application of accounting principles to any specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor was oral advice provided that HJ concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

         2. Any matter that was either the subject of disagreement or an event, as defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instructions to Item 304 of Regulation S-B, or a reportable event, as that term is explained in Item 304(a)(1)(iv)(A) of Regulation S-B.

         On April 28, 2005, the Registrant provided HJ with a copy of the disclosures it is making in response to Item 4.01 on this Amendment No. 1 to Form 8-K, and has requested that HJ furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements within 10 business days of the filing of this Amendment No. 1 to Form 8-K. Such letter is filed herewith as Exhibit 16.1.

SECTION 5-CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01.        CHANGES IN CONTROL OF REGISTRANT.

         The information set forth under Item 5.01 of the Form 8-K is incorporated herein by reference.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         The information set forth under Item 5.02 of the Form 8-K is incorporated herein by reference.

SECTION 9-FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         The information set forth under Item 9.01(a) and (b) of the Form 8-K is incorporated herein by reference.

         (c) Exhibits. The following exhibits are filed herewith or incorporated herein by reference as indicated.

               Exhibit        Description
               -------        -----------

               *2.1 Agreement and Plan of Reorganization, dated as of June 30, 2004, by and among Knobias Holdings, Inc., Consolidated Travel Systems, Inc. And KHI Acquisition, Inc. (Previously filed as Exhibit 2.1 to Form 8-K dated July 14, 2004)

               *2.2 First Amendment to Agreement and Plan of Reorganization, dated as of October 25, 2004, by and among Knobias Holdings, Inc., Consolidated Travel Systems, Inc. And KHI Acquisition, Inc. (Previously filed as Exhibit 2.2 to Form 8-K dated November 19, 2004)

               *3.1 Certificate of Incorporation of the Company and all amendments thereto prior to the Merger transaction (Previously filed as Exhibit 3.1 to Form 10-SB dated November 9, 2001)

               *3.2 By-Laws of the Company prior to the Merger transaction (Previously filed as Exhibit 3.2 to Form 10-SB dated November 9, 2001)

               *3.3 Amended and Restated Certificate of Incorporation of Knobias, Inc. (Previously filed as Exhibit 3.3 to Form 8-K dated November 19, 2004)

               *3.4           Amended and Restated Bylaws of Knobias, Inc.
                              (Previously filed as Exhibit 3.4 to Form 8-K dated November 19, 2004)

               *3.5 Certificate of Designation of Series A Preferred Stock of Knobias, Inc. (Previously filed as
                              Exhibit 3.5 to Form 8-K dated November 19, 2004)

               *3.6           Certificate of Merger of KHI Acquisition, Inc.
                              with and into Knobias Holdings, Inc. (Previously filed as Exhibit 3.6 to Form 8-K dated November 19, 2004)

               *4.1 Instruments defining rights of holders (Previously filed as Exhibit 4.1 to Form 10-SB dated November 9, 2001)

               *4.2           Standby Equity Distribution Agreement dated as of



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                              November 15, 2004, by and between Cornell Capital
                              Partners, LP and the Company (Previously filed as Exhibit 4.2 to Form 8-K dated November 19, 2004)

               *4.3 Registration Rights Agreement dated as of November 15, 2004, by and between Cornell Capital Partners, LP and the Company (Previously filed as Exhibit
                              4.3 to Form 8-K dated November 19, 2004)

               *4.4 Escrow Agreement dated as of November 15, 2004, by and among Cornell Capital Partners, LP, the Company and David Gonzalez, Esq. (Previously filed as Exhibit 4.4 to Form 8-K dated November 19,
                              2004)

               *4.5 Placement Agent Agreement dated as of November 15, 2004, by and among Cornell Capital Partners, LP, the Company and Newbridge Securities Corporation (Previously filed as Exhibit 4.5 to Form 8-K dated November 19, 2004)

               *4.6 Registration Rights Agreement dated as of November 15, 2004, by and among the Company and the holders of the Company's Series A Preferred Stock (Previously filed as Exhibit 4.6 to Form 8-K dated November 19, 2004)

               *4.7 Securities Purchase Agreement dated as of November 15, 2004, by and between the Company and the Note Purchasers (Previously filed as Exhibit 4.7 to Form 8-K dated November 19, 2004)

               *4.8 Form of 8% Secured Convertible Note due November 1, 2006 of the Company (Previously filed as Exhibit 4.8 to Form 8-K dated November 19, 2004)

               *4.9 Registration Rights Agreement dated as of November 15, 2004, by and between the Company and the Note Purchasers (Previously filed as Exhibit 4.9 to Form 8-K dated November 19, 2004

               *4.10 Form of Common Stock Purchase Warrant dated November 15, 2004, issued by the Company to the Note Purchasers (Previously filed as Exhibit 4.10 to Form 8-K dated November 19, 2004)

               *4.11 Security Agreement dated as of November 15, 2004, by and between the Company and the Note Purchasers (Previously filed as Exhibit 4.11 to Form 8-K dated November 19, 2004)

               *4.12 Form of Subsidiary Guarantee dated as of November 15, 2004 (Previously filed as Exhibit 4.12 to Form 8-K dated November 19, 2004)

               *4.13 Form of Warrant issued to former holders of Knobias warrants (Previously filed as Exhibit 4.13 to Form 8-K dated November 19, 2004)

               *4.14 Warrant to purchase 25,000 shares of common stock issued to Bridges and Pipes, LLC (Previously filed as Exhibit 4.14 to Form 8-K dated November 19,
                              2004)

               *4.15 Warrant to purchase 178,750 shares of common stock issued to Duncan Capital, LLC (Previously filed as Exhibit 4.15 to Form 8-K dated November 19, 2004)

               *10.1 Knobias, Inc. 2004 Stock Incentive Plan (Previously filed as Exhibit 10.1 to Form 8-K dated November 19, 2004)

               *10.2 Form of Option Agreement entered into with former holders of Knobias options (Previously filed as Exhibit 10.2 to Form 8-K dated November 19, 2004)

               16.1           Letter from HJ & Associates, LLC dated May 2, 2005

               *21 List of Subsidiaries (Previously filed as Exhibit 21 to Form 8- K dated November 19, 2004)


* Incorporated herein by reference as indicated.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              KNOBIAS, INC.


Date: May 18, 2005                            By /s/ E. Key Ramsey
                                                 -----------------------------
                                                 E. Key Ramsey
                                                 President and Chief Executive
                                                 Officer